UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2024

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	Other Events

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company dated August 13, 2024 announcing that the Company’s Board of Directors has approved an amendment to the Company’s stock repurchase program to increase the shares authorized and remaining as available to purchase back up to 1,000,000 shares by authorizing the Company to acquire up to 411,426 additional shares of its outstanding common stock. The Company’s existing stock repurchase program had previously authorized the repurchase of up to 10,944,125 shares of the Company’s outstanding common stock.

Through August 7, 2024, the Company repurchased 10,355,551 shares of the Company’s common stock at an aggregate price of $299,559,997 (exclusive of excise tax). This extension of the stock repurchase program will “top off” the plan and permit the Company to repurchase up to an additional 1,000,000 shares of its currently outstanding common stock beyond what had already been purchased as of August 7, 2024.

The share repurchases will be made from time to time at the Company’s discretion in the open market or privately negotiated transactions as permitted by securities laws and other legal requirements, and subject to market conditions and other factors. The Company expects that the share repurchases will be financed with available cash. The Company’s Board of Directors may modify, suspend, extend or terminate the program at any time.

ITEM 9.01	Financial Statements and Exhibits

(d)  The following Exhibits are included herein:

Exhibit 99.1 Press Release of Comfort Systems USA, Inc., dated August 13, 2024, announcing that the Company’s Board of Directors has approved an amended stock repurchase program.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc., dated August 13, 2024, announcing that the Company’s Board of Directors has approved an amended stock repurchase program.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Laura F. Howell
Laura F. Howell, Senior Vice President and General Counsel

Date:        August 13, 2024

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